Exhibit 99.1

Virgin Galactic Announces First Quarter 2022 Financial Results

•Demand for Tickets Remains Strong, with Approximately 800 Future Astronaut Reservations
•VSS Unity Test Spaceflight Expected in Q4 2022
•Commercial Service Launch Expected to Move from Q4 2022 To Q1 2023 due to Supply Chain and Labor Constraints

TUSTIN, CALIFORNIA. – May 5, 2022 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the "Company”) today announced its financial results for the first quarter ended March 31, 2022 and provided a business update.

“We are executing on our plans to scale the business by developing our future fleet, investing in digital manufacturing technologies, and building out our commercial strategy to deliver a consumer experience like no other,” said Michael Colglazier, Chief Executive Officer of Virgin Galactic. “Against a backdrop of escalating supply chain and labor constraints, our teams are containing the majority of these issues to minimize impact on schedules. We look forward to returning to space in the fourth quarter and launching commercial service in the first quarter of next year ”

First Quarter 2022 Business Highlights:

•In January 2022, completed a convertible debt offering that resulted in $425 million in gross proceeds to the Company. $52.3 million of net proceeds were used to fund the cost of capped call premiums related to the transaction. The remainder of net proceeds are expected to be used to fund working capital, general and administrative matters, and capital expenditures to accelerate the development of the Delta class spaceship fleet and next generation motherships.
•On February 8, 2022, announced Blair Rich as President and Chief Business Officer, Commercial and Consumer Operations.
•On February 15, 2022, announced the opening of ticket sales to the general public and launched new consumer brand.
•On March 8-10, 2022, hosted supplier conference with potential Tier 1 and Tier 2 suppliers for Delta fleet sub-assemblies.
•On March 30, 2022, announced appointment of Kelly Latimer to Director of Flight Test, responsible for the Company’s flight test program including design, planning, execution, and post-flight analysis.

First Quarter 2022 Financial Highlights:
•Cash position remains strong, with cash and cash equivalents, restricted cash and marketable securities of $1.22 billion as of March 31, 2022.
•Net loss of $93 million, compared to a $130 million net loss in the first quarter of 2021.
•GAAP selling, general, and administrative expenses of $37 million, compared to $43 million in the first quarter of 2021. Non-GAAP selling, general and administrative expenses of $30 million in the first quarter of 2022, compared to $25 million in the first quarter of 2021.
•GAAP research and development expenses of $52 million, compared to $35 million in the first quarter of 2021. Non-GAAP research and development expenses of $48 million in the first quarter of 2022, compared to $31 million in the first quarter of 2021.
•Adjusted EBITDA totaled $(77) million, compared to $(56) million in the first quarter of 2021.
•Cash paid for capital expenditures totaled $1.8 million, compared to $0.8 million in the first quarter of 2021.

Recent Updates:

•Current fleet enhancement program progressing well, with the goal of driving improved durability and reliability of current ships, and enabling higher frequency flight rate.
•VSS Unity test spaceflight expected in Q4 2022.
•Expect to launch commercial service in Q1 2023.
•Demand for ticket sales remains strong, with approximately 800 future astronaut reservations.
•Progressing designs and location choice for new final assembly manufacturing facility for the Delta class spaceships.
•Continued negotiations with preferred suppliers to manufacture the next generation motherships.
•Following the supplier conference held in March 2022, the Company has issued RFIs to identify the primary suppliers for Delta class spaceships.
•Deploying “digital twin” architecture to underpin Delta class and next generation mothership manufacturing schedules.

Financial Guidance:

The following forward-looking statements reflect our expectations for the second quarter of 2022 as of May 05, 2022, and are subject to substantial uncertainty. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

•Forecasted free cash flow for the second quarter of 2022 is expected to be in the range of $(80) to $(90) million.

Conference Call Information

Virgin Galactic will host a conference call to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. To access the conference call, parties should dial +1 844 200 6205 or +1 646 904 5544 and enter the conference ID number 712598. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.virgingalactic.com/events-and-presentations/. A recording of the webcast will also be available following the conference call.

About Virgin Galactic Holdings

Virgin Galactic is an aerospace and space travel company, pioneering human spaceflight for private individuals and researchers with its advanced air and space vehicles. It is developing a spaceflight system designed to connect the world to the love, wonder and awe created by space travel and to offer customers a transformative experience. You can find more information at https://www.virgingalactic.com/.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of federal securities laws with respect to Virgin Galactic Holdings, Inc. (the "Company"), including statements regarding the Company’s spaceflight systems, markets and expected flight schedule. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com. These filings identify and address other important risks and uncertainties that could cause the Company’s actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

USE OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

This presentation references certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (GAAP), including Adjusted EBITDA, non-GAAP selling, general, and administrative expense, non-GAAP research and development expense and free cash flow. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. It defines non-GAAP selling, general, and administrative expenses as selling, general, and administrative expenses other than stock-based compensation and non-GAAP research and development expenses as research and development expenses other than stock-based compensation. It defines free cash flow as net cash used by operating activities less capital expenditures. None of these non-GAAP financial measures is a substitute for or superior to measures prepared in accordance with GAAP and should not be considered as an alternative to any other measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

First Quarter 2022 Financial Results

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(Unaudited and in thousands except for per share data)

	Three Months Ended
	March 31, 2022	March 31, 2021

Revenue	$319	$—

Operating expenses:
Customer experience	25	—
Selling, general, and administrative	37,007	43,319
Research and development	51,827	35,089
Depreciation and amortization	2,852	2,869
Total operating expenses	91,711	81,277

Operating loss	(91,392)	(81,277)

Interest income	818	325
Interest expense	(2,474)	(7)
Change in fair value of warrants	—	(48,719)
Other income, net	16	27
Loss before income taxes	(93,032)	(129,651)
Income tax expense	(25)	(43)
Net loss	(93,057)	(129,694)
Other comprehensive income (loss):
Foreign currency translation adjustment	(25)	27
Unrealized loss on marketable securities	(5,780)	—
Total comprehensive loss	$(98,862)	$(129,667)

Net loss per share:
Basic and diluted	$(0.36)	$(0.55)

Weighted-average shares outstanding:
Basic and diluted	258,287,847	234,191,636

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(In thousands, except share data)

	March 31, 2022	December 31, 2021
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$601,464	$524,481
Restricted cash	35,361	25,549
Marketable securities, short-term	265,859	79,418
Inventories	29,467	29,668
Prepaid expenses and other current assets	17,433	19,476
Total current assets	949,584	678,592
Marketable securities, long-term	314,140	301,463
Property, plant, and equipment, net	47,476	47,498
Other non-current assets	40,944	41,281
Total assets	$1,352,144	$1,068,834
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$9,711	$9,237
Accrued expenses	30,552	28,787
Customer deposits	100,091	90,863
Other current liabilities	2,529	2,636
Total current liabilities	142,883	131,523
Non-current liabilities
Convertible senior notes, net	414,155	—
Other long-term liabilities	43,009	43,047
Total liabilities	$600,047	$174,570
Stockholders' Equity
Preferred stock, $0.0001 par value; 10,000,000 authorized; none issued and outstanding	$—	$—
Common stock, $0.0001 par value; 700,000,000 shares authorized; 258,473,888 and 258,166,417 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	26	26
Additional paid-in capital	1,976,445	2,019,750
Accumulated deficit	(1,216,700)	(1,123,643)
Accumulated other comprehensive income	(7,674)	(1,869)
Total stockholders' equity	752,097	894,264
Total liabilities and stockholders' equity	$1,352,144	$1,068,834

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited and in thousands)

	Three Months Ended
	March 31, 2022	March 31, 2021
Cash flows from operating activities
Net loss	$(93,057)	$(129,694)
Stock-based compensation	10,895	22,111
Depreciation and amortization	2,852	2,869
Amortization of debt issuance costs	403	—
Change in fair value of warrant liability	—	48,719
Other operating activities, net	86	10
Change in assets and liabilities
Inventories	201	296
Other current and non-current assets	2,282	3,692
Accounts payable and accrued liabilities	1,126	3,322
Customer deposits	9,228	(196)
Other current and non-current liabilities	(67)	102
Net cash used in operating activities	(66,051)	(48,769)
Cash flows from investing activity
Capital expenditures	(1,773)	(819)
Investment in marketable securities	(204,898)	—
Cash used in investing activity	(206,671)	(819)
Cash flows from financing activities
Payments of finance lease obligations	(34)	(34)
Proceeds from convertible senior notes	425,000	—
Debt issuance costs	(11,248)	—
Purchase of capped calls	(52,318)	—
Proceeds from issuance of common stock pursuant to stock options exercised	49	10,837
Withholding taxes paid on behalf of employees on net settled stock-based awards	(1,932)	(10,514)
Net cash provided by financing activities	359,517	289
Net increase (decrease) in cash and cash equivalents	86,795	(49,299)
Cash, cash equivalents and restricted cash at beginning of period	550,030	678,955
Cash, cash equivalents and restricted cash at end of period	$636,825	$629,656

Cash and cash equivalents	$601,464	$616,625
Restricted cash	35,361	13,031
Cash, cash equivalents and restricted cash	$636,825	$629,656

Use of Non-GAAP Financial Measures (Unaudited)
This press release references certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (GAAP), including Adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. It defines non-GAAP selling, general, and administrative expenses as selling, general, and administrative expenses other than stock-based compensation and non-GAAP research and development expenses as research and development expenses other than stock-based compensation. None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

A reconciliation of adjusted EBITDA to net loss for the three months ended March 31, 2022 and March 31, 2021 , respectively, are set forth below:

Amounts in thousands ($)	Three Months Ended
	March 31, 2022	March 31, 2021
Net Loss	$(93,057)	$(129,694)
Income tax expense	(25)	(43)
Interest expense	2,474	7
Depreciation & amortization	2,852	2,869
Stock-based compensation	10,895	22,111
Change in fair value of warrants	—	48,719
Adjusted EBITDA	$(76,811)	$(55,945)

A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the three months ended March 31, 2022 and March 31, 2021, respectively, are set forth below:

Amounts in thousands ($)	Three Months Ended
	March 31, 2022	March 31, 2021
Selling, general, and administrative	$37,007	$43,319
Stock-based compensation	7,277	18,038
Non-GAAP selling, general, administration expenses	$29,730	$25,281

A reconciliation of research and development expenses to non-GAAP research and development expenses for the three months ended March 31, 2022 and March 31, 2021, respectively, are set forth below:

Amounts in thousands ($)	Three Months Ended
	March 31, 2022	March 31, 2021
Research and development	$51,827	$35,089
Stock-based compensation	3,619	4,074
Non-GAAP Research and development expenses	$48,208	$31,015
The following table reconciles forecasted net cash used in operating activities to forecasted free cash flow for the second quarter of 2022 (in thousands):

Forecasted Range
Net cash used in operating activities	($ 78,000) - ($ 86,000)
Capital expenditures	($ 2,000) - ($ 4,000)
Free cash flow	($ 80,000) - ($ 90,000)
For media inquiries:
Aleanna Crane - Vice President Communications
Virgingalacticpress@virgingalactic.com
575.800.4422

For investor inquiries:
vg-ir@virgingalactic.com